UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2025 (November 6, 2025)

M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American
Warrants to Purchase Shares of Common Stock, Expiring on or before April 25, 2028	MPTI WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this "Amendment") is being filed to amend the Current Report on Form 8-K filed by M-tron Industries, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission (the "SEC") on November 13, 2025 (the "Original Form 8-K"). In the Original Form 8-K, the Company disclosed the appointment of Cameron Pforr as Chief Executive Officer, effective immediately, but the Company indicated the compensation arrangements for Mr. Pforr had not yet been finalized. This Amendment is being filed to disclose such compensation arrangements. Except as set forth herein, the Original Form 8-K remains unchanged.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 3, 2025, the Board of Directors of the Company (the "Board") approved the compensation arrangement for Mr. Pforr in connection with his appointment as Chief Executive Officer

The material terms of Mr. Pforr's compensation are summarized below:
(i)	an annual base salary of $306,000, subject to annual review by the Board;
(ii)
eligibility to receive an annual incentive payment equal to 2.0% of the change in enterprise value (as defined below) over the prior fiscal year and payable in either cash or stock compensation (or a combination of cash and stock compensation), at the discretion of the Board, within ninety (90) days of the completion of the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K; and

(iii)	the opportunity to receive acquisition incentive payments upon the successful completion of certain acquisitions as approved by the Board.

The term "enterprise value" means (x) a multiple of 7.5 of adjusted EBITDA as reported in the Company's Annual Report on Form 10-K plus (y) cash and marketable securities less (z) total debt. Any capital raises will be included in total debt and is based on the value of the Company's common stock issued on the date of issuance.

Additional information regarding the Company's compensation plans and programs for its executive officers is contained in the Company's definitive proxy statement filed with the SEC on April 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: December 5, 2025	By:	/s/ Cameron Pforr
		Name:	Cameron Pforr
		Title:	Chief Executive Officer